UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 9, 2007
FURNITURE BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00091	43-0337683
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1 North Brentwood Blvd., St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)
(314) 863-1100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Furniture Brands International, Inc. (the “Company”) is filing this Amendment to its Form 8-K, which was originally filed with the Securities and Exchange Commission (“SEC”) on August 10, 2007 (the “Original Form 8-K”), for the sole purpose of refiling its Credit Agreement dated August 9, 2007 (the “Prior Credit Agreement”). The Original Form 8-K omitted the schedules and certain exhibits to the Prior Credit Agreement. In response to comments received from the SEC, the Company refiled a copy of its Prior Credit Agreement, together with the schedules and exhibits attached thereto, on November 5, 2010 as an exhibit to the Company’s Form 10-Q with certain redactions pursuant to a request for confidential treatment. Pursuant to comments received by the SEC regarding the confidential treatment request, the Company is filing as Exhibit 10.1 to this Form 8-K/A an amended version of the Prior Credit Agreement that reduces the redacted portions previously filed.
Prior to this filing, the Company filed a Form 8-K on May 2, 2011, disclosing that on April 27, 2011 the Company entered into an Amended and Restated Credit Agreement, which agreement amends and restates the Company’s Prior Credit Agreement. As a result, the Prior Credit Agreement, which is attached to this Form 8-K/A as Exhibit 10.1, has been completely superseded by the Amended and Restated Credit Agreement.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

10.1+	Credit Agreement, dated August 9, 2007, among the Company, Broyhill Furniture Industries, Inc., HDM Furniture Industries, Inc., Lane Furniture Industries, Inc., and Thomasville Furniture Industries, Inc, the Loan Parties named therein, the Lender Parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

+	A request for confidential treatment has been submitted with respect to this exhibit. The copy filed as an exhibit omits the information subject to the request for confidential treatment.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 16, 2011

Furniture Brands International, Inc.
(Registrant)

By: Name:	/s/ Jon D. Botsford Jon D. Botsford
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1+	Credit Agreement, dated August 9, 2007, among the Company, Broyhill Furniture Industries, Inc., HDM Furniture Industries, Inc., Lane Furniture Industries, Inc., and Thomasville Furniture Industries, Inc, the Loan Parties named therein, the Lender Parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

+	A request for confidential treatment has been submitted with respect to this exhibit. The copy filed as an exhibit omits the information subject to the request for confidential treatment.